AGREEMENT

         This Agreement is made this 28th day of January, 2000, by and between MERCANTILE BANK MIDWEST ("Bank"), TOP AIR MANUFACTURING, INC., an Iowa corporation, ("Top Air"), PARKER INDUSTRIES, INC., an Iowa corporation,
("Parker"),  and PARKER  ACQUISITION  SUB, INC., an Iowa  corporation,  ("Parker
Sub").

                                    RECITALS

         WHEREAS, Top Air and Bank entered into a November 2, 1998, Loan Agreement, which was modified by a March 4, 1999, Modification Agreement, (collectively, the "Loan Agreement"); and

         WHEREAS, Top Air borrowed money pursuant to said Loan Agreement evidenced by promissory note No. 254839 dated March 4, 1999, as extended by a written Loan Extension Agreement dated November 10, 1999 (collectively, the "Note"); and

         WHEREAS, the Note is secured by certain assets of Top Air and certain assets of Top Air's subsidiaries, Parker and Parker Sub; and

         WHEREAS, Top Air is in default under the terms of the Note and Loan Agreement, but Bank has agreed, notwithstanding such default, to forbear exercising its rights and remedies under the Note and Loan Agreement, provided Top Air, Parker and Parker Sub perform all the terms and conditions of this Agreement as hereinafter set forth;

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

         1. Simultaneously with the execution of this Agreement, Top Air shall execute and deliver to Bank an Overadvance Line of Credit Promissory Note and a Line of Credit Promissory Note, (collectively, the "New Notes"), copies of which are attached hereto as Exhibits "A" and "B" respectively. The New Notes shall replace Top Air's indebtedness under the Note, but all the terms and conditions of the Note and Loan Agreement, except as modified in the New Notes and in this Agreement, shall continue in full force and effect, and Bank shall continue to be entitled to all of the rights, remedies, benefits and security provided under the Loan Agreement and Note. The aggregate balance of all principal amounts advanced under the New Notes shall never exceed the sum of Six Million and 00/100 Dollars ($6,000,000.00).

         2. The New Notes shall be payable according to the terms thereof, but shall be due and payable in full, in any event, on April 18, 2000.

         3. Effective with the Borrowing Base Certificate due February 1, 2000, for the period ending December 31, 1999, there shall be excluded from "eligible accounts receivable" the total customer balance (100%) for any account with respect to which twenty-five percent (25%) or more of the balance is over ninety
(90) days past due. Except to the extent otherwise provided herein, none of the accounts receivable purchased by Top Air and/or Parker Sub from DWZM, Inc. and/or Owosso Corporation pursuant to an Asset Purchase Agreement dated as of March 3, 1999 (the "Owosso Receivables") shall be included in the Borrowing Base Certificate. The "total customer balance" for any account shall include all amounts owed by the customer with respect to purchases from Top Air, plus all amounts owed by the customer that make up part of the Owosso Receivables. Any payments received by Top Air with respect to the Owosso Receivables may be applied either to Top Air's obligations to Bank, or to Top Air's obligations to DWZM, Inc. and/or Owosso Corporation under the Asset Purchase Agreement dated as of March 3, 1999 (the "Owosso Debt"). In no event shall any payments received by Top Air from receivables other than the Owosso Receivables be applied to any of the Owosso Debt. In addition, within ten (10) days after the execution of this Agreement, Top Air shall provide to Bank a complete and current listing of all of its accounts receivable, including, but not limited to, all accounts receivable purchased by Top Air and/or Parker Sub from DWZM, Inc. and/or Owosso Corporation pursuant to an Asset Purchase Agreement dated as of March 3, 1999. Top Air's "eligible accounts receivable" for purposes of its Borrowing Base Certificate shall not include any accounts that are not identified on such listing, or on such future listings as Top Air shall provide to Bank. All monthly financial information that Top Air is required to provide to Bank under the terms of the Note and Loan Agreement shall be provided within thirty (30) days after the end of each calendar month, effective December 3 1, 1999.

         4. Simultaneously with the execution of this Agreement, Top Air shall provide Bank with a file-stamped copy of a UCC-3 Termination Statement with respect to UCC-1 Financing Statement #K666812 filed with the Iowa Secretary of State of July 31, 1995, and a file-stamped copy of a UCC-3 Termination Statement with respect to UCC-1 Financing Statement #K989290 filed with the Iowa Secretary of State on February 5, 1999. For as long as Top Air has any outstanding obligation to Bank, Top Air shall not grant or permit the placing of any lien against any of the property securing Top Air's obligations to Bank, and shall not pay any amount to any creditor holding a lien against any such property, without Bank's prior written consent.

         5. Top Air, as further security for its obligations to Bank, hereby grants Bank a security interest in, and assigns to Bank, all of Top Air's right to receive 20.5% of the proceeds of the sale of the real property at 317 Savanah Park Road, Cedar Falls, Iowa 50613 (the "Real Property"). The Real Property is currently owned by the City of Cedar Falls, Iowa, subject to Top Air's right to receive 20.5% of the proceeds of the sale of the Real Property if the Real Property is sold.

         6. From and after the execution of this Agreement, Top Air shall comply with all of the Affirmative Covenants and Negative Covenants provided in the Note and Loan Agreement as though fully set forth herein. Top Air acknowledges and agrees that it is currently in default of such Covenants under the Note and Loan Agreement. Notwithstanding such default, Bank agrees that it will take no action against Top Air as a result of such default, provided Top Air complies with all the terms and conditions of this Agreement, and Top Air does not cause, permit or allow any further defaults with respect to such Covenants from and after the execution of this Agreement.

         7. Top Air represents, guaranties and warrants to Bank that:

               A. Top Air is an Iowa corporation authorized to do business in the State of Iowa and in each state where it may be doing business and has full power and authority to execute and deliver this Agreement and all documents incident thereto;

               B. Top Air is duly incorporated and validly existing and in good standing in the State of Iowa, and in each jurisdiction where Top Air conducts business;

               C. This Agreement, and all documents incident thereto, will constitute legal, valid, and binding agreements and are enforceable against Top Air and all other parties thereto;

               D. Top Air has good and marketable title to its assets, and enjoys peaceful and undisturbed possession under all leases under which Top Air now operates;

               E. Top Air is complying with all applicable federal or state labor laws, including but not limited to the Federal Fair Labor Standards Act;

               F. Top Air has complied with all federal, state and local tax laws, licensing laws and permit laws;

               G. Top Air is not in violation of other federal laws or state laws, including but not limit to, ERISA (Employee Retirement Income Security Act) or RICO (Racketeer Influenced and Corrupt Organizations);

               H. Top Air is in compliance with all laws, orders, judgments, decrees and regulations ("Laws") of all federal, foreign, state and local, governmental authorities relating to the business operations and the assets of Top Air, the violation of which would have an adverse effect on the value of or Bank's interest in any of the property securing Top Air's obligations to Bank, or would have a materially adverse effect on Top Air's financial condition, business or conduct of its business;

               I. Top Air is not a party to, nor is Top Air bound by, any agreement that materially or adversely affects Top Air's business, properties, assets or operations;

               J. There are no outstanding claims or rights that would conflict with the execution, delivery or performance by Top Air of the terms of this Agreement or the documents incident thereto, or that would cause a lien to be placed on any of the property securing Top Air's obligations to Bank, except those, if any, disclosed to and agreed to by Bank in writing;

               K. All financial statements, books, records, documents, and instruments submitted by Top Air to Bank in connection with the Loan Agreement, Note, and this Agreement are accurate and complete, and there has been no material adverse change in the financial condition of Top Air as shown by such statements, books, records, documents or instruments;

               L. Top Air is solvent, able to pay its debts as they mature, and has sufficient capital to carry on its business and all businesses in which Top Air is or will be engaged. Top Air's total assets, at a present, fair market value, are greater than the amount of Top Air's total obligations. Top Air will not be rendered insolvent by the execution of this Agreement or the documents incident thereto;

               M. There are no proceedings pending or threatened before any court or administrative agency which will or could have a materially adverse effect upon the financial condition or operations of Top Air;

               N. All representations, warranties, statements guaranties and covenants contained in the Loan agreement, Note or this Agreement or any documents incident thereto, shall survive the execution of such documents.

         8. To induce Bank to enter this Agreement, Top Air:

               A. Warrants that it has no existing defenses or right of offset against the Note, Loan Agreement or any other document executed in connection therewith;

               B. Reaffirms all of its obligations under the Loan Agreement and Note and any other documents executed in connection therewith;

               C. Warrants that since the Note and Loan Agreement were signed by Top Air, the ownership of the property securing the Note has not been altered nor has any lien or claim been filed or threatened to be filed against the property securing Top Air's obligations to Bank;

               D. For itself, its successors and assigns, hereby irrevocably and unconditionally releases and forever discharges Bank, its employees, officers, attorneys, representatives and assigns from any and all claims and defenses with respect to the Note, Loan Agreement and any other documents executed in connection therewith that have been or could be asserted against Bank as of the date of this Agreement.

         9. Each party is executing this Agreement solely in reliance upon their own knowledge, belief and judgment and not upon the representations made by any other party or others on their behalf.

         10. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties hereto, their respective personal representatives, heirs, administrators, successors and assigns.

         11. Except as modified by this Agreement and the New Notes, all of the terms and conditions of the Note and Loan Agreement remain unchanged and in full force and effect.

         12. No delay or failure by Bank to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise express provided by Bank.

         13. Top Air acknowledges receiving a copy of this Agreement.

--------------------------------------------------------------------------------
                         IMPORTANT: READ BEFORE SIGNING.
--------------------------------------------------------------------------------

THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


TOP AIR MANUFACTURING, INC.                MERCANTILE BANK MIDWEST


By: /s/ Steven R. Lind, Pres.              By:
   -------------------------------             ---------------------------------


PARKER INDUSTRIES, INC.


By:  /s/ Steven R. Lind, Pres.
    ------------------------------


PARKER ACQUISITION SUB, INC.


By:  /s/ Steven R. Lind, Pres.
    ------------------------------

                   OVERADVANCE LINE OF CREDIT PROMISSORY NOTE


Maximum Line of Credit: $1,000,000.00                        January 28, 2000
                                                             Cedar Rapids, Iowa

         FOR VALUE RECEIVED, Top Air Manufacturing, Inc., an Iowa Corporation (the "Borrower"), hereby promises to pay Mercantile Bank Midwest (the "Bank"), at 222 Second Avenue S.E., Cedar Rapids, Iowa 52401, the aggregate unpaid principal balance of all extensions of credit made by the Bank to the Borrower up to the Maximum Line of Credit available to Borrower under this Note pursuant to the Loan Agreement by and between Borrower and Bank dated November 2, 1998, as modified by a written Modification Agreement on March 4, 1999, and as further modified by a written Agreement dated January 28, 2000, between the Bank and the Borrower (collectively, the "Agreement"), together with interest from the date hereof on the unpaid principal balance from time to time outstanding (the "Balance"), in lawful money of the United States of America in immediately available funds as required by the terms of the Agreement. This Note shall mature on April 18, 2000, and Borrower shall repay in full not later than such maturity date the Balance, together with all interest and charges accrued thereon and unpaid as of such date.

         The Balance shall bear interest at a rate per annum equal to the Bank's floating Prime Rate as established from time to time, plus 3%, payable monthly in arrears on the first day of each month commencing February 1, 2000, and at maturity. Each change in the rate of interest hereon shall be effective on the date of the corresponding change in the Prime Rate. In no event shall the rate stated herein, either prior to or after default, exceed the maximum rate permitted by law for transactions of this type.

         The Balance shall be paid by Borrower in installments of $208,000 on or before January 31, 2000, $208,000.00 on or before February 29, 2000, $208,000.00 on or before March 31, 2000, and the entire remaining Balance on or before April 18, 2000.

         This Note, along with a Line of Credit Promissory Note executed of even date herewith, replaces a portion of Borrower's indebtedness under the Agreement evidenced by promissory note No. 254839 dated March 4, 1999, as extended by a written Loan Extension Agreement dated November 10, 1999, (collectively, the "Note"). Except as otherwise provided herein, all the terms and conditions of the Note and Agreement continue in full force and effect, and the Bank continues to be entitled to all of the rights, remedies, benefits and security provided under the Agreement and Note. The Borrower may, at its option, at any time prepay all or any portion of the Balance. Borrower hereby waives any requirement of presentment, demand, notice, and diligence in bringing suit.

         This Note shall be governed by and construed in accordance with the laws of the State of Iowa.

                                       TOP AIR MANUFACTURING, INC.


                                       By: /s/ Steven R. Lind
                                           -------------------------------------
                                           Steven R. Lind, President

                         LINE OF CREDIT PROMISSORY NOTE


Maximum Line of Credit: $5,000,000.00                        January 28, 2000
                                                             Cedar Rapids, Iowa

         FOR VALUE RECEIVED, Top Air Manufacturing, Inc., an Iowa Corporation (the "Borrower"), hereby promises to pay Mercantile Bank Midwest (the "Bank"), at 222 Second Avenue S.E., Cedar Rapids, Iowa 52401, the aggregate unpaid principal balance of all extensions of credit made by the Bank to the Borrower up to the Maximum Line of Credit available to Borrower under this Note pursuant to the Loan Agreement by and between Borrower and Bank dated November 2, 1998, as modified by a written Modification Agreement on March 4, 1999, and as further modified by a written Agreement dated January 28, 2000, between the Bank and the Borrower (collectively, the "Agreement"), together with interest from the date hereof on the unpaid principal balance from time to time outstanding (the "Balance"), in lawful money of the United States of America in immediately available funds as required by the terms of the Agreement. This Note shall mature on April 18, 2000, and Borrower shall repay in full not later than such maturity date the Balance, together with all interest and charges accrued thereon and unpaid as of such date.

         The Balance shall bear interest at a rate per annum equal to the Bank's floating Prime Rate as established from time to time, plus 1/4 %, and shall be payable in accordance with the terms of the Agreement, provided that the entire Balance and all accrued interest shall mature and be due and payable in full on April 18, 2000. Each change in the rate of interest hereon shall be effective on the date of the corresponding change in the Prime Rate. in no event shall the rate stated herein, either prior to or after default, exceed the maximum rate permitted by law for transactions of this type.

         This Note, along with an Overadvance Line of Credit Promissory Note executed of even date herewith, replaces a portion of Borrower's indebtedness under the Agreement evidenced by promissory note No. 254839 dated March 4, 1999, as extended by a written Loan Extension Agreement dated November 10, 1999, (collectively, the "Note"). Except as otherwise provided herein, all the terms and conditions of the Note and Agreement continue in full force and effect, and the Bank continues to be entitled to all of the rights, remedies, benefits and security provided under the Agreement and Note. The Borrower may, at its option, at any time, prepay all or any portion of the Balance, without premium or penalty, all subject to and in accordance with the provisions hereof and of the Agreement. Borrower hereby waives any requirement of presentment, demand, notice, and diligence in bringing suit.

         This Note shall be governed by and construed in accordance with the laws of the State of Iowa.

                                       TOP AIR MANUFACTURING, INC.


                                       By: /s/ Steven R. Lind
                                           -------------------------------------
                                           Steven R. Lind, President